UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2007

REHABCARE GROUP, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on September 7, 2007, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99.  Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the adequacy and effectiveness of our information systems; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; changes in federal and state income tax laws and regulations, the effectiveness of our tax planning strategies and the sustainability of our tax positions; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits - See exhibit index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2007

REHABCARE GROUP, INC.

By: /s/ Jay W. Shreiner

Name: Jay W. Shreiner

Title: Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Investor Relations Presentation in use beginning September 7, 2007.

Exhibit 99

                   Investor Presentation

Second Quarter, 2007

0

RehabCare
delivering the post-acute continuum

Hospital Medical/Surgical
Acute Therapies
Acute Rehabilitation Units/ Facilities
Skilled Nursing Facilities
Outpatient Rehabilitation Programs
Care Management
Subacute/ Transitional Care Units
Long Term Acute Care Hospitals
Home Health Programs
HOME

RehabCare’s vision is to provide a clinically integrated continuum of post-acute care resulting in people regaining their lives.  That means linking together our resources and clinical expertise in our various settings to create a coordinated system that supports patients in their transition from an acute episode to home.

Our Strategic Vision

What We Do

Skilled Nursing Facility-Based Rehabilitation Programs

1,110 programs - 7.5 million patient visits annually

Hospital-Based Rehabilitation Programs - 161 Total Units

Acute Rehabilitation Units

110 programs - 43,000 discharges annually

Subacute/Transitional Care Units

16 units - 134,000 patient days annually

Outpatient Rehabilitation Programs

35 units - 1.0 million visits annually

Freestanding Hospitals

7 Inpatient Rehabilitation Hospitals*

276 Beds - Over 4,600 discharges annually

3 Long-Term Acute Care Hospitals

186 Beds - Over 1,500 discharges annually

Other Healthcare Services

Phase 2 - consulting services for acute care hospitals

Polaris Group - consulting services for long-term care facilities

VTA Management Services - therapist staffing for healthcare facilities and schools in New York

*One minority owned

RehabCare
delivering the post-acute continuum

B. C.
ALBERTA
SASKATCHEWAN
MANITOBA
Winnipeg
C A N A D A
ONTARIO
QUÉBEC
N.B.
Montréal
Ottawa
Toronto
Seattle
WASH.
Portland
OREGON
IDAHO
MONTANA
N. DAK.
SOUTH DAKOTA
WYOMING
NEBR.
IOWA
WIS.
Milwaukee
MICHIGAN
Detroit
Chicago
NEW YORK
New York
Philadelphia
Washington, D.C.
Boston
Lake Superior
Lake Huron
Michigan
U N I T E D S T A T E S
San Francisco
NEVADA
UTAH
Denver
COLORADO
KANSAS
KENTUCKY
W. VA.
VA.
Columbus
Indianapolis
Nashville
Charlotte
Memphis
CALIFORNIA
Las Vegas
Pacific Ocean
Los Angeles
San Diego
ARIZONA
Phoenix
Tucson
NEW MEXICO
Mexicali
Ciudad Juárez
Oklahoma City
ARKANSAS
ALABAMA
GEORGIA
Atlantic Ocean
Jacksonville
TEXAS
LOUISIANA
Austin
Houston
San Antonio
FLORIDA
SONORA
Hermosillo
CHIHUAHUA
Chihuahua
MEXICO
COAHUILA
Monterrey
SINALOA
Torreón
Gulf of California
Gulf of Mexico
Nassau
THE BAHAMAS
Straits of Florida

Where We Are

Nearly 1,300 locations servicing approximately 22,000 patient visits each day

Skilled-based

Freestanding

Other Healthcare Services

Hospital-based

87 Strategic Continuum Markets

Expenditures ($Billions)
45
40
35
30
25
20
15
10
5
0
1993
1995
1997
1999
2001
2003
2005
$19
$29
$36
$25
$28
$34
$42
10
16
18
8
9
10
12
5
9
13
11
13
15
19
3
4
4
4
4
6
7
0
1
1
2
2
3
5
ALL
HHA
SNF
IP
LTAC

Medicare Reimbursement for
Post-Acute Services

Medicare reimbursement for post-acute services:

Totaled $42 billion in 2005, an increase of 68% since 1999

Projected $97 billion by 2014

Represents 13% of Medicare’s total spending

CMS contains costs by its PPS adjustments and regulations

HH & SNF PPS

IRF PPS

Rehab Care
delivering the post-acute continuum

RHB Medicare SS
Moran Medicare
RHB Medicare SS
Moran Medicare
8,500
7,000
5,500
85,000
75,000
65,000
55,000
45,000
Q203
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107

Total RUG Assessments
Rehab RUG Assessments
RUG Assessments
1,650,000
1,500,000
1,350,000
1,200,000
1,050,000
900,000
1,213,503
934,581
1,476,517
1,256,000
Q303
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q3 06
Q4 06
Q1 07
Calendar Quarters

Our Revenues Follow Patient Care
Trends

From the May 2007 Moran
Report comparing the four
quarters ending Q1:2007 to
the four quarters ending
Q1:2004:

Moran facilities declined
23.5%

RehabCare facilities
decreased 6.6%

Since Q3/03, RUG assessments
nationally increased 21%

Rehab RUG assessments in that period
increased 34%

During the same period, the number of
skilled facilities nationally remained
relatively stable

The number of rehabilitation
assessments outpaced the overall
increase in total assessments

Hospital-Based

Rehabilitation Programs

(HRS Division)

$41.8M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$100.3M

2Q/07

Total Revenue $181.1 million

Other Healthcare
Services

$12.0M*

7%

23%

55%

Freestanding

Hospitals

(IRFs and LTACHs)

$27.0M

15%

Our Revenue Trends

Hospital-Based

Rehabilitation Programs

(HRS Division)

$48.0M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$57.6M

2Q/05

Total Revenue $108.4 million

Other Healthcare
Services

$2.8M*

3%

53%

44%

*Net of intercompany eliminations

Skilled Nursing Facility-Based
Rehabilitation

Largest Medicare post acute reimbursement setting

Growing care setting, in part due to 75% Rule

Lower operating margins require scale for better economies and improved profitability

Acquisition of Symphony

Adds critical mass for selective markets; entry into other
markets

Adds significant therapist resources and client
relationships

Realized annualized cost savings of $12.3 million

Upside opportunity exists by closing 6.5 percentage
point productivity gap between legacy and RehabWorks’
businesses

Hospital-Based Rehabilitation

Provides 3-5 year contractual relationships with host
hospitals and health systems with existing market
share and flow of patients

Remains highest margin business with cash flows to
fund other businesses

Expect 3-5% historical growth to return after full
implementation of 75% Rule

Freestanding Hospitals

Provides anchor operations in continuum markets

Continues strategy of working with host hospitals and
health systems with existing market share and flow of
patients

Establishes ownership position stabilizing long-term
operations

Provides a vehicle for expansion of bed capacity

Enhances control over quality and competency in
clinical and medical matters

Expect this business unit to more than double its
revenue over the next several years

Freestanding Hospitals
Joint Venture Strategy

Definitive Agreements – Previously Announced

Austin -

Phase 1 -  20-bed IRF – opened August 21, 2007

Phase 2 - replace 20-bed IRF with 36-bed IRF and 40-
bed LTACH – projected open 2009

North Kansas City – 35-bed LTACH – open early 2008

St. Louis - 35-bed IRF – open late 2008

North Smithfield, Rhode Island – 41-bed IRF – subject to
approval of Rhode Island Attorney General

Other Development Projects

Howard Regional – 26-bed LTACH – open in 2008

Peoria – 50-bed LTACH – open early 2009

In addition to these 7, there are several letters of intent and additional opportunities under review

2Q/07 Versus 1Q/07

Contract Therapy

HRS

Freestanding Hospitals

Other

Total

Net Earnings

Consolidated Earnings Per Share

$100.3

41.8

27.0

    12.0

$181.1

Q2/07

Q1/07

Q2/07

Q1/07

Revenues

Operating Earnings

(Dollars in millions, except per share data)

$102.8

43.3

26.0

    11.9

$184.0

$1.1

  5.4

(3.1)(1)

  0.8

$4.2(1)

$1.7(1)

$0.09(1)

$(2.2)

   5.2

   1.9

   0.6

$5.5

$2.0

$0.12

(1)

Includes a pretax intangible asset impairment charge in Q2 2007 of $4.9 million ($2.9 million after tax),

                or $0.17 per diluted share after tax

Sources

Cash flows from operations - $9.8 million

Uses

Capital expenditures $3.0 million:

Development of JV

Addition of high observation unit in LTACH

Information systems

Paid down $4.5 million in long-term debt

Debt Outstanding

$109.0 million total debt at 6/30/07 of which $102.5
million related to the $175 million revolving credit
facility

Reduced total debt by $24.3 million from a peak of
$133.3 million at 9/30/06

Q/2 2007 Sources and Uses Of Capital

Inpatient Rehabilitation Facilities - 75% Rule

Limits the type and number of rehabilitation patients cared for in an acute hospital setting

Transitions to 65% and 75% in July 2007 and 2008, respectively

Co-morbidity exception scheduled to expire on 7/1/08

In the current 65% compliance period, HRS division operating at average 63.7%
compliance; Freestanding division operating at average 59% compliance; all expected to be fully compliant at end of their respective compliance periods

LTACH - 25% Rule

Restricts HIH LTACHs to less than 25% of their admissions from host acute care hospital

Final rule issued on 5/1/07 by CMS covers all LTACHs with phase-in over three years for cost report years starting 7/1/07; mitigation strategies expected to substantially eliminate the estimated operational impact

Skilled Nursing Facilities - Part B

   Physician Fee Schedule 9.9% decrease beginning January 2008

Therapy caps autoexception expires on 12/31/07.  Congressional action required for change/extension

2008 Market Basket Payment Changes

IRFs - 3.2% increase

LTACHs - 3.2% increase less estimated coding practices adjustment of 2.5%

SNFs - 3.3% increase

CMS Medicare Reimbursement Initiatives

Impacting Rehabilitation Services

CHAMP Act (Children’s Health and
Medicare Protection Act)

Passed House – Going to Conference in Senate

Inpatient Rehabilitation Facilities – 75% Rule

Permanently freeze threshold at 60% beginning July 1, 2007

Extend use of co-morbidities set to expire July 2008

Reduce payment rates for hip and knee replacements and hip fractures

1% market basket increase versus scheduled 3.2% increase

LTACH – 25% Rule

Create specific patient and facility admission criteria

Impose 4 year moratorium on new development (no impact to current pipeline)

Prevent 25% Rule from affecting grandfathered LTACHs, such as Louisiana
Specialty

Limit short stay outlier policy

Freeze payment rates for 2008 versus 3.2% increase less estimated coding practices adjustment of 2.5%

Skilled Nursing Facilities

Physician Fee Schedule

Part B – 0.5% increase in reimbursement versus 9.9% scheduled reduction beginning January 2008

Therapy cap auto-exception policy

Two year extension of exceptions process for Part B

Require HHS to conduct study on a refined payment plan

Freeze payment rates for SNFs versus 3.3% increase

Expectations for the Future

Contract Therapy Division

Recovery to 4.5 - 5.5% operating margins during 2008

HRS Division

Modest declines in units and same store discharges until
75% Rule is either implemented or clarified legislatively

Freestanding Hospitals Division

EBITDA margins before corporate SG&A allocations at
mature facilities of 17–19%

One rehab hospital opened in Q3/07, one rehab hospital
under review by Rhode Island Attorney General and one
LTACH projected to open in early 2008

Other Healthcare Services

Continued growth in revenue and earnings

Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the adequacy and effectiveness of our information systems; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; changes in federal and state income tax laws and regulations, the effectiveness of our tax planning strategies and the sustainability of our tax positions; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                   Investor Presentation

Second Quarter, 2007